Exhibit 10.3

PLACEMENT AGENCY AGREEMENT

December 14, 2011
MDB Capital Group, LLC
401 Wilshire Boulevard
Suite 1020
Santa Monica, CA 90401
Attention:  Anthony DiGiandomenico

Ladies and Gentlemen:

ZBB Energy Corporation, a Wisconsin corporation (the “Company”), proposes, subject to the terms and conditions of Stock Purchase Agreements to be entered into between the Company and the various Purchasers named therein (the “Stock Purchase Agreements”), to issue and sell shares (the “Shares”) of the Company’s Common Stock, $0.01 par value per share (the “Common Stock”) directly to the Purchasers, introduced to the Company by MDB Capital Group, LLC (“MDB”) on a best efforts basis (the “Offering”). For purposes of this Agreement, “Closing” means the consummation of the purchase and sale of the Shares by the Purchasers and the Company, respectively, and “Closing Date” means the date upon which Closing occurs.

The Company hereby confirms and clarifies its agreement with MDB as follows:

Section 1.  Placement Agency Services, Compensation and Expenses.

(a)
Subject to the terms and conditions set forth herein, the Company hereby retains MDB to act as its exclusive placement agent and MDB hereby agrees to be so retained. Until the Closing Date or the termination of this Agreement, the Company shall not, without the prior consent of MDB, solicit or accept offers to purchase Shares otherwise than through MDB.

(b)
As the exclusive placement agent to the Company, MDB will have the exclusive right to identify for the Company prospective purchasers (collectively, the “Purchasers” and each individually, a “Purchaser”) in the Offering of Shares on terms as mutually agreed to by the Company and the Purchasers (the “Securities”).

(c)
The terms of the Offering shall be as set forth in subscription documents, including any Stock Purchase Agreement, escrow agreement, and/or other documents to be executed and delivered in connection with the Offering (collectively, the “Subscription Documents”) and the Disclosure Package (as defined below).  The Shares issued in the Offering will be registered under the Securities Act of 1933, as amended (the “Securities Act”).

(d)
MDB will act on a best efforts basis and will have no obligation to purchase any of the Shares. MDB shall have the exclusive right to arrange for sales of Shares, including without limitation the exclusive right to identify potential buyers for the Shares.  All sales of Shares in the Offering shall be subject to the approval of the Company, which approval may be withheld in the Company’s sole discretion. MDB shall not have any liability to the Company in the event any Purchasers do not consummate their obligations to the Company for any reason.

(e)
The Company shall pay MDB at the Closing 8% of gross Offering proceeds received from the Purchasers, which will include all of its expenses of the Offering. In no event shall the sum of the foregoing items, including amounts paid to another placement agent, if any, exceed 8% of gross Offering proceeds.  If the sale of the Shares provided for herein is not consummated the Company will reimburse MDB upon demand for all its actual out-of-pocket expenses (including fees and disbursements of counsel and any expenses advanced by MDB on the Company’s behalf) that shall have been incurred by MDB in connection with this Agreement and the Offering.

(f)
Except as required by law or regulation or applicable listing rules, (1) the Company shall keep confidential this Agreement and the terms of this Agreement, as well as all exhibits and attachments hereto, if any and (2) the Company shall keep confidential all information and documents provided to the Company by MDB, including, but not limited to, the identity of any potential investor, and the contents of any term sheet, solicitation, investor list, investor indication of interest, road show list, and any similar document.

(g)
MDB shall act as the Company’s exclusive placement agent under this Agreement for a period commencing on the date hereof and expiring two months from the date hereof unless terminated by either Party upon 10 days’ notice to the other Party (the “Contract Period”).

(h)
MDB will receive compensation pursuant to this Agreement with respect to Purchasers who have executed subscription or Stock Purchase Agreements during the Contract Period, whether or not such purchases have closed within such Contract Period.

Section 2.  Representations and Warranties of the Company.
Each of the representations and warranties (together with any related disclosure schedules thereto) made to the Purchasers in the Stock Purchase Agreement is hereby incorporated herein by reference (as though fully restated herein) and is hereby made to, and in favor of, MDB.

In addition, the Company represents and warrants to MDB as of the Closing Date the following:

(a)
The Company has met at all required times the requirements for use of Form S-3 under the Act. A registration statement on Form S-3 (File No. 333-171957), including a related base prospectus in respect of the Shares and certain other securities, (i) has been prepared and filed in accordance with the provisions of the Act with the Commission, (ii) initially became effective within three years of the Closing Date, and (iii) is effective under the Act (including any amendments thereto filed prior to the Applicable Time). The Company may have filed with the Commission, as part of an amendment to the Registration Statement or pursuant to Rule 424(b) under the Act, one or more Preliminary Prospectuses, each of which, if any are filed, has previously been furnished to MDB. The Company will file with the Commission a Final Prospectus Supplement, which shall contain all information required by the Act with respect to the Offering.

(b)	As used in this Agreement:

"Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

"1934 Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

"Applicable Time" shall mean 10:00 a.m., Los Angeles time, on December 15, 2011.

"Base Prospectus" shall mean the prospectus referred to in the first paragraph of this Section 2(a) contained in the Registration Statement at the Effective Date.

"Company" as used in this section 2 shall include the subsidiaries of the Company.

"Disclosure Package" shall mean (i) the most recent Preliminary Prospectus, if any, (ii) the Issuer Free Writing Prospectuses, if any, identified in Annex A hereto and (iii) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package and which are listed in Annex A hereto.

"Effective Date" shall mean each date and time that the Registration Statement and any post-effective amendment or amendments thereto became or become effective under the Act.

"Final Prospectus" shall mean the Final Prospectus Supplement, together with the Base Prospectus.

"Final Prospectus Supplement" shall mean the prospectus supplement relating to the Shares, filed pursuant to Rule 424(b) under the Act after the Applicable Time.

"Free Writing Prospectus" shall mean a free writing prospectus, as defined in Rule 405 under the Act.

"Issuer Free Writing Prospectus" shall mean an issuer free writing prospectus, as defined in Rule 433 under the Act.

"Preliminary Prospectus" shall mean any preliminary prospectus supplement to the Base Prospectus which describes the Shares and the Offering and is used prior to filing of the Final Prospectus, together with the Base Prospectus.

"Registration Statement" shall mean the registration statement referred to in the first paragraph of this Section 2(a), including exhibits and financial statements and any prospectus supplement relating to the Shares that is filed with the Commission pursuant to Rule 424(b) under the Act and deemed part of such registration statement pursuant to Rule 430B under the Act, as amended at the Applicable Time and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended.

Any reference to the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include any documents incorporated by reference therein as of the date of such Base Prospectus, Preliminary Prospectus or Final Prospectus, as the case may be. Any reference to the "most recent Preliminary Prospectus" shall be deemed to refer to the latest Preliminary Prospectus filed pursuant to Rule 424(b) under the Act prior to or at the Applicable Time (including for purposes hereof, any documents incorporated by reference therein prior to or at the Applicable Time). Any reference to any amendment or supplement to the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include any documents incorporated by reference in such Base Prospectus, Preliminary Prospectus or Final Prospectus, as the case may be. Any reference to the Registration Statement shall be deemed to refer to and include any documents incorporated by reference therein. Any reference to any amendment to the Registration Statement shall be deemed to refer to and include any documents deemed to be incorporated therein by reference.

(c)
The Commission has not issued any stop order preventing or suspending the use of any Preliminary Prospectus or the Final Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or, to the Company's knowledge, threatened by the Commission. The Commission has not notified the Company of any objection to the use of the form of the Registration Statement.

(d)
(i) The Registration Statement complied and will comply in all material respects on the Effective Date and on the Closing Date, and any amendment to the Registration Statement filed after the date hereof will comply in all material respects when filed with the Commission, to the requirements of the Act and the 1934 Act, as applicable; (ii) the most recent Preliminary Prospectus complied, and the Final Prospectus (and any supplement thereto) will comply, in all material respects when filed with the Commission pursuant to 424(b) and on the Closing Date to the requirements of the Act; (iii) the documents incorporated by reference in the most recent Preliminary Prospectus or the Final Prospectus complied, and any further documents to be filed and so incorporated will comply, when filed with the Commission, in all material respects to the requirements of the 1934 Act or the Act, as applicable; and (iv) each Issuer Free Writing Prospectus complied or will comply in all material respects to the requirements of the Act on the date of first use, and the Company has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Act.

(e)
The Registration Statement did not, as of the Effective Date and at the Applicable Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

(f)
The Final Prospectus (together with any supplement thereto) will not, as of its date and on the Closing Date, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g)
If there occurs an event or development as a result of which the Disclosure Package would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company, upon becoming aware of such event or development, immediately will notify MDB so that any use of the Disclosure Package may cease until it is amended or supplemented.

(h)
Each Issuer Free Writing Prospectus, (i) when considered together with the Disclosure Package as of the Applicable Time, did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) as of its issue date and as of the Closing Date, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, including any document incorporated therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified.

(i)
At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Shares and (ii) as of the Applicable Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an "Ineligible Issuer" (as defined in Rule 405 under the Act), without taking account of any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary that the Company be considered an Ineligible Issuer.

(j)
Each of the incorporated documents (collectively, the "Incorporated Documents"), as amended, complied as to form when so filed in all material respects with the 1934 Act and the applicable rules and regulations of the Commission.

Section 3.  Covenants of the Company.
(a)
Registration Statement Filings.  Prior to the completion of the Offering of the Shares, the Company will not file any amendment to the Registration Statement or amendment or supplement (including the Final Prospectus or any Preliminary Prospectus) to the Base Prospectus unless the Company has furnished MDB a copy for its review prior to filing and will not file any such proposed amendment or supplement to which MDB reasonably objects. The Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed in a form approved by MDB (such approval not to be unreasonably withheld) with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act within the time period prescribed. The Company will promptly file with the Commission any amendment or supplement to the Registration Statement or the Final Prospectus that may, in the judgment of the Company after consultation with MDB, be required by the Act or the Commission. The Company will promptly advise MDB (i) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b) under the Act, (ii) when, prior to completion of the Offering of the Shares, any amendment to the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (iv) of the issuance by the Commission of (A) any stop order or of any order preventing or suspending the use of the Final Prospectus or any Issuer Free Writing Prospectus, (B) any stop order suspending the effectiveness of the Registration Statement or of any notice preventing or objecting to the use of the form of the Registration Statement or any post-effective amendment thereto or the institution or, to the Company’s knowledge, threatening of any proceeding for such purpose or (C) any request for the amending or supplementing of the Registration Statement, the Final Prospectus or any Issuer Free Writing Prospectus, and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use commercially reasonable efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using commercially reasonable efforts to have such amendment or new registration statement declared effective.

(b)
Free Writing Prospectus.  The Company agrees that, unless it obtains the prior written consent of MDB, it will not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus required to be filed by the Company with the Commission or retained by the Company under Rule 433 under the Act.

(c)
Opinion of Counsel for the Company. On the Closing Date of the Offering, MDB shall receive and the Company shall cause to be delivered to MDB the opinion of legal counsel to the Company filed as Exhibit 5.1 to the Registration Statement, dated the Closing Date, and either addressed to MDB or delivered with a reliance letter addressed to MDB. MDB shall also be entitled to rely on any legal opinion delivered to any Purchaser.

(d)
Accuracy of Representations and Warranties. The representations and warranties made by the Company in Section 2 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date as so qualified, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date as so qualified, and, the representations and warranties made by the Company in Section 2 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

(e)	NYSE Amex Listing. The Company shall file with Amex a listing application for the Shares.

(f)
Blue Sky. The Company will take all action, at its sole expense, required in connection with the Offering for the qualification of the Shares under the securities or Blue Sky laws of such jurisdictions as applicable.

(g)
Integrated Offerings.  The Company will not, and will ensure that no “affiliate” (as defined in Rule 501(b) of the Act) of the Company will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Act) that would be integrated with the sale of the Shares and cause a violation of federal securities laws.

(h)
Stamp Tax, etc.  The Company will pay all stamp, documentary and transfer taxes and other duties, if any, which may be imposed by the United States or any political subdivision thereof or taxing authority thereof or therein with respect to the issuance of the Shares or the sale thereof to the Purchasers.

Section 4.  Indemnification.
The Company agrees to indemnify MDB and related persons in accordance with the indemnification agreement attached as Exhibit A, which is incorporated herein by this reference.  The provisions of Exhibit A shall survive any termination or expiration of this Agreement.

Section 5.  Representations, Warranties and Covenants of MDB
MDB hereby represents, warrants and covenants to the Company as of the date hereof, and as of the Closing Date of the Offering, as follows:

(a)
Authority; Enforceability; No Conflict.  It has full power and authority to enter into this Agreement and to perform its obligations hereunder.  This Agreement is enforceable against MDB in accordance with its terms, subject to applicable laws governing bankruptcy, insolvency and creditors’ rights generally.  The Agreement does not conflict with, violate, cause a default, right of termination, or acceleration (whether through the passage of time or otherwise) under any contract, agreement, or understanding binding upon MDB.

(b)
Regulatory Compliance. MDB has complied and will comply with Regulation M, applicable FINRA rules and regulations and any other rules and regulations setting forth restrictions on the dissemination of research reports and the activities of analysts in connection with this Offering, and is registered as a broker/dealer under the Securities Exchange Act of 1934 and a member in good standing with FINRA and any applicable state licensing authorities.

(c)
No Unauthorized Distribution of Materials. MDB has not distributed and will not distribute any offering material in connection with the Offering and sale of the Shares other than copies of the Disclosure Package and the form of Stock Purchase Agreement as otherwise instructed by the Company.

Section 6.  Representations and Indemnities to Survive Delivery.
The respective indemnities, agreements, representations, warranties and other statements of the Company or any person controlling the Company, including its officers and directors, and of MDB set forth in or made pursuant to this Agreement, including, but not limited to the indemnity agreement contained in Section 4 above, will remain in full force and effect, regardless of (i) any investigation made by or on behalf of MDB or any person controlling MDB, the Company, its directors or officers or any persons controlling the Company; and (ii) any termination of this Agreement. A successor to MDB, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity and reimbursement agreements contained in Sections 1 and 4 above.

Section 7.  Notices.
All communications to the parties hereto hereunder shall be in writing and shall be mailed, hand delivered or sent by facsimile, with confirmation of receipt by the intended recipient confirmed as follows:

If to MDB:

MDB Capital Group, LLC
401 Wilshire Boulevard
Suite 1020
Santa Monica, CA 90401
Attention: Anthony DiGiandomenico

With a copy to (which shall not constitute notice):

Golenbock Eiseman Assor Bell & Peskoe, LLP
422 Madison Avenue, 40th Floor
New York, New York 10022
Attention: Andrew D. Hudders

If to the Company:

ZBB Energy Corporation
N93 W14475 Whittaker Way
Menomonee Falls, WI 53051
Attention:  Eric Apfelbach, CEO

With a copy to (which shall not constitute notice):

K&L Gates LLP
214 North Tryon Street, 47th Floor
Charlotte, NC 28202
Attention: Mark Busch

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 8.  Successors; Third Party Beneficiaries.
This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of their respective employees, officers and directors and controlling persons, and to their respective successors, and personal representatives, and no other person will have any right or obligation hereunder. Neither the Company nor MDB shall be entitled to assign their rights, or delegate their responsibilities, hereunder without the prior written consent of the other party hereto.

Section 9.  Partial Unenforceability.
The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 10.  Governing Law Provisions.
(a)	Governing Law. This agreement shall be governed by and construed in accordance with the internal laws of the state of New York applicable to agreements made and to be performed in such state.

(b)
Arbitration. Any dispute, claim or controversy arising out of or relating to this Agreement or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this Agreement to arbitrate, shall be determined by arbitration in Los Angeles (with the exception of claims to enforce the indemnity provision contained herein, which may, at the option of the party seeking relief, be submitted either to arbitration or to any court of competent jurisdiction).  The arbitration shall be administered either by FINRA Dispute Resolution pursuant to its Code of Arbitration Procedure, or if FINRA cannot or does not accept the arbitration, by JAMS pursuant to its Streamlined Arbitration Rules and Procedures.  Judgment on the Award may be entered in any court having jurisdiction.  This clause shall not preclude parties from seeking provisional remedies in aid of arbitration from a court of appropriate jurisdiction.  The arbitrator may, in the Award, allocate all or part of the costs of the arbitration, including the fees of the arbitrator and the reasonable attorneys’ fees of the prevailing party.  The parties hereby agree that this Section 10 shall survive the termination and/or expiration of this Agreement.

Section 11.  Nature of Relationship.
The Parties intend that MDB’s relationship to the Company and the relationship of each director, officer, employee or agent of MDB to the Company shall be that of an independent contractor and not as an employee of the Company or an affiliate thereof.  Nothing contained in this Agreement shall constitute or be construed to be or create a partnership or joint venture between MDB and the Company or their respective successors or assigns.  Neither MDB nor any director, officer, employee or agent of MDB shall be considered to be an employee of the Company by virtue of the services provided hereunder.  MDB’s responsibility to the Company is solely contractual in nature and that MDB does not owe the Company or any other person or entity, including but not limited to its shareholders, any fiduciary or similar duty as a result of the engagement or otherwise.

Section 12.  Other Transactions; Disclaimers.
The Company acknowledges that MDB is engaged in a wide range of investing, investment banking and other activities (including investment management, corporate finance, securities issuance, trading and research and brokerage activities) from which conflicting interests or duties, or the appearance thereof, may arise.  Information held elsewhere within MDB but not accessible (absent a breach of internal procedures) to its investment banking personnel providing services to the Company will not under any circumstances affect MDB’s responsibilities to the Company hereunder.  The Company further acknowledges that MDB and its affiliates have and may continue to have investment banking, broker-dealer and other relationships with parties other than the Company pursuant to which MDB may acquire information of interest to the Company.  MDB shall have no obligation to disclose to the Company or to use for the Company’s benefit any such non-public information or other information acquired in the course of engaging in any other transaction (on MDB’s own account or otherwise) or otherwise carrying on the business of MDB.  The Company further acknowledges that from time to time MDB’s independent research department may publish research reports or other materials, the substance and/or timing of which may conflict with the views or advice of MDB’s investment banking department and/or which may have an adverse effect on the Company’s interests in connection with the transactions contemplated hereby or otherwise.  In addition, the Company acknowledges that, in the ordinary course of business, MDB may trade the securities of the Company for its own account and for the accounts of its customers, and may at any time hold a long or short position in such securities.  MDB shall nonetheless remain fully responsible for compliance with federal securities laws in connection with such activities.   It is expressly understood and agreed that MDB has not provided nor is undertaking to provide any advice to the Company relating to legal, regulatory, accounting, or tax matters.  The Company acknowledges and agrees that it has relied and will continue to rely on the advice of its own legal, tax and accounting advisors in all matters relating to any Offering contemplated hereunder.

Section 13.  Information Supplied by the Placement Agent.
The name of MDB as the placement agent set forth on the front and back cover and the information within the heading “Plan of Distribution” in the Registration Statement and the Final Prospectus (to the extent such statements relate to MDB) constitute the only information furnished by MDB as to itself to the Company for the purposes of this Agreement, the Offering and the Disclosure Package.

Section 14.  General Provisions.
This Agreement constitutes the entire agreement of MDB and the Company with respect to the Offering, and supersedes all prior or contemporaneous written or oral agreements, understandings and negotiations with respect to the subject matter hereof.

This Agreement may be executed in two or more counterparts (including via facsimile or by emailed document in PDF format), each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

[The remainder of this page has been intentionally left blank. Signature page follows.]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

ZBB ENERGY CORPORATION

By:	/s/ Eric Apfalbach
	Name:	Eric Apfelbach
	Title:	President and CEO

The foregoing Placement Agency Agreement is hereby confirmed and accepted by MDB as of the date first above written.

MDB CAPITAL GROUP, LLC

By:	/s/ Anthony Digiandomenico
	Name:	Anthony Digiandomenico
	Title:	Principal

Exhibit 10.3

EXHIBIT A

MDB CAPITAL GROUP LLC
401 Wilshire Boulevard, Suite 1020
Santa Monica, California 90401

Ladies and Gentlemen:

In further consideration of the engagement by ZBB Energy Corporation (the “Company”) of MDB Capital Group LLC ("MDB") to act as the Company’s exclusive placement agent in connection with a potential Offering of securities, as such engagement is described in that Placement Agency Agreement between us of even date (the “Engagement Agreement”), the Company agrees to indemnify MDB and certain other persons provided for herein, as follows:

A.           Indemnification Generally.  The Company hereby agrees to indemnify and hold harmless MDB, its directors, officers, agents, employees, members, affiliates, subsidiaries, counsel, and each other person or entity who controls MDB or any of its affiliates within the meaning of Section 15 of the Securities Act (collectively, the “Indemnified Parties”) to the fullest extent permitted by law from and against any and all losses, claims, damages, expenses, or liabilities (or actions in respect thereof) (“Losses”), joint or several, to which they or any of them may become subject under any statute or at common law, and to reimburse such Indemnified Parties for any reasonable legal or other expense (including but not limited to the cost of any investigation, preparation, response to third party subpoenas) incurred by them in connection with any litigation or administrative or regulatory action (“Proceeding”), whether pending or threatened, and whether or not resulting in any liability, insofar as such losses, claims, liabilities, or litigation arise out of or are based upon (1) the Offering of Company securities contemplated by the Engagement Agreement or subsequent agreement between the Company and MDB;  (2) any untrue statement or alleged untrue statement of any material fact contained in the private placement memorandum, offering materials, registration statement, or other offering or selling document (as may be amended or supplemented and including any information incorporated therein by reference, the “Company Documentation”), or in any other written or oral communication provided by or on behalf of the Company to any actual or prospective purchaser of securities as contemplated by the Engagement Agreement), unless such untrue statement or alleged untrue statement arises solely from information supplied by any members, officers, agents or employees of MDB, in writing specifically for use therein; or (3) the  omission or alleged omission to state in the Company Documentation a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnity provisions herein shall not apply to (i) amounts paid in settlement of any such litigation if such settlement is effected without the consent of the Company, which consent will not be unreasonably withheld, or (ii) Losses arising from the willful misconduct or gross negligence of Indemnified Parties; and provided that the Company will not be responsible for the fees and expenses of more than one counsel to all Indemnified Parties, in addition to appropriate local counsel, unless in the reasonable judgment of any Indemnified Party there exists a potential conflict of interest which would make it inappropriate for one counsel to represent all such Indemnified Parties.

B.           Reimbursement.  The Company will reimburse all Indemnified Parties for all reasonable expenses (including, but not limited to, reasonable fees and disbursements of counsel for the Indemnified Parties) incurred by any such Indemnified Parties in connection with investigating, preparing, and defending any such action or claim, whether or not in connection with pending or threatened litigation in connection with the transaction to which an Indemnified Parties is a party, promptly as such expenses are incurred or paid (unless the Indemnified Parties request they be paid in advance pursuant to Subsection C below).

C.           Advances.  Notwithstanding any other provision hereof or any other agreement between the parties, the Company shall advance, to the extent not prohibited by law, all expenses reasonably anticipated to be incurred by or on behalf of the Indemnified Parties in connection with any Proceeding, whether pending or threatened, within fifteen (15) days of receipt of a statement or statements (“Statement(s)”) from the Indemnified Parties, or any of them, requesting such advances from time to time.  This advancement obligation shall include any refundable retainers of counsel retained by Indemnified Parties (as selected by Indemnified Parties in their sole and absolute discretion), subject to the restriction that the Company shall not be required to advance legal fees of the Indemnified Persons with respect to more than one (1) law firm that is representing the Indemnified Parties. If, due to conflict or other issues, the Indemnified Persons engage more than one law firm to represent them (or any of them), the Company’s indemnification obligations under this Schedule A shall only apply as against one law firm representing MDB or the majority of the Indemnified Parties. Any Statement requesting advances shall evidence the expenses anticipated or incurred by the Indemnified Parties with reasonable particularity and may include only those expenses reasonably expected to be incurred within the 180-day period following each Statement.  In the event some portion of the amounts advanced pursuant to this Section C are unused, or in the event a court of ultimate jurisdiction determines that the Indemnified Parties are not entitled to be indemnified against certain expenses, Indemnified Parties shall return the unused or disallowed portion of any advances within ninety (90) days of the final disposition of any Proceeding to which such advances pertain.

Exhibit 10.3

D.           Contribution.  If such indemnification is for any reason not available or insufficient to hold an Indemnified Party harmless, the Company agrees promptly to contribute to the Losses involved in such proportion as is appropriate to reflect the relative benefits received (or anticipated to be received) by the Company, on the one hand, and by MDB, on the other hand, with respect to the Engagement Agreement or, if such allocation is determined by a court or arbitral tribunal to be unavailable, in such proportion as is appropriate to reflect other equitable considerations such as the relative fault of the Company on the one hand and of MDB on the other hand; provided, however, that, to the extent permitted by applicable law, the Indemnified Parties shall not be responsible for amounts which in the aggregate are in excess of the amount of all cash fees, exclusive of costs, actually received by MDB from the Company at the Closing in connection with the Engagement Agreement.  Relative benefits to the Company, on the one hand, and to MDB, on the other hand, with respect to the Engagement Agreement shall be deemed to be in the same proportion as (i) the total value received or proposed to be received by the Company in connection with the Engagement Agreement, whether or not consummated, bears to (ii) all fees received or proposed to be received by MDB in connection with the Engagement Agreement.  Relative fault shall be determined, in the case of Losses arising out of or based on any untrue statement or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact, by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company to MDB and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act of 1933, as amended) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

E.           No Liability Without Gross Negligence or Misconduct.  The Company agrees that no Indemnified Party shall have any liability to the Company or its respective owners, directors, officers, successors, heirs, parents, affiliates, security holders or creditors for any Losses, except to the extent such Losses are determined, by a final, non-appealable judgment by a court or arbitral tribunal of competent jurisdiction, to have resulted solely from such Indemnified Person’s gross negligence or willful misconduct.

F.           Notice.  MDB agrees, promptly upon receipt, to notify the Company in writing of the receipt of written notice of the commencement of any action against it or against any other Indemnified Parties, in respect of which indemnity may be sought hereunder; however, the failure so to notify the Company will not relieve it from liability under Sections A above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the Company of substantial rights or defenses.

G.           Settlement.  The Company will not, without MDB's prior written consent, settle, compromise, or consent to the entry of any judgment in or otherwise seek to terminate any pending Proceeding in respect of which indemnification may be sought hereunder (whether or not any Indemnified Party is a party therein) unless the Company has given MDB reasonable prior written notice thereof and such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Party from any liabilities arising out of such Proceeding.  The Company will not permit any such settlement, compromise, consent or termination to include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an Indemnified Party, without such Indemnified Party's prior written consent. No Indemnified Party seeking indemnification, reimbursement or contribution under the Engagement Agreement will, without the Company's prior written consent, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any Proceeding referred to herein.

Exhibit 10.3

H.           Survival; Successors.  The indemnity, contribution and expense reimbursement obligations set forth herein shall be in addition to any liability the Company may have to any Indemnified Party at common law or otherwise, and shall remain operative and in full force and effect notwithstanding the termination of the Engagement Agreement, the closing of the contemplated Offering, and any successor of MDB or any other Indemnified Parties shall be entitled to the benefit of the provisions hereof.  Prior to entering into any agreement or arrangement with respect to, or effecting, any merger, statutory exchange or other business combination or proposed sale or exchange, dividend or other distribution or liquidation of all or a significant portion of its assets in one or a series of transactions or any significant recapitalization or reclassification of its outstanding securities that does not directly or indirectly provide for the assumption of the obligations of the Company set forth herein, the Company will promptly notify MDB in writing thereof and, if requested by MDB, shall arrange in connection therewith alternative means of providing for the obligations of the Company set forth herein, including the assumption of such obligations by another party, insurance, surety bonds or the creation of an escrow, in each case in an amount and on terms and conditions reasonably satisfactory to MDB.

I.           Consent to Jurisdiction; Attorneys’ Fees.  Solely for the purpose of enforcing the Company's obligations hereunder, the Company consents to personal jurisdiction, service and venue in any court proceeding in which any claim subject to the Engagement Agreement is brought by or against any Indemnified Party other than MDB.  In any action for enforcement of this indemnity provision, the prevailing party shall be entitled to recover all costs, including reasonable attorneys’ fees, of bringing such an action.

ZBB ENERGY CORPORATION

____________________________________________________________
By:  Eric Apfelbach
Its:  President and CEO